Pension and other employee benefit plans (Tables)	6 Months Ended
Sep. 30, 2023
Components of Net Periodic Benefit Cost of Severance Indemnities and Pension Plans
The following table summarizes the components of net periodic benefit cost of the severance indemnities and pension plans of the MHFG Group for the six months ended September 30, 2022 and 2023:

	Six months ended September 30,
	2022	2023

	(in millions of yen)
Service cost-benefits earned during the period	14,559	13,989
Interest costs on projected benefit obligations	3,626	5,300
Expected return on plan assets	(18,050)	(17,180)
Amortization of prior service cost (benefits)	(2,410)	(2,444)
Amortization of net actuarial loss (gain)	(9,741)	(14,513)
Special termination benefits	3,831	2,014

Net periodic benefit cost	(8,185)	(12,833)